EXHIBIT 10.31


                            HOWELL CORPORATION
                  OMNIBUS STOCK AWARDS AND INCENTIVE PLAN


                                   I. PURPOSE

     The purpose of the HOWELL CORPORATION OMNIBUS STOCK AWARDS AND INCENTIVE PLAN (the "Plan") is to provide a means through which HOWELL CORPORATION, a Delaware corporation (the "Company"), and its Subsidiaries (as defined herein), may attract able persons to enter the employ of or provide services to the Company and its Subsidiaries and to provide a means whereby employees, officers and consultants upon whom the responsibilities of the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Subsidiaries and their desire to remain in the Company's and its Subsidiaries' employ or service. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries. Accordingly, the Plan authorizes granting various types of Awards as is best suited to the Company and the circumstances of the particular eligible individual.

                                II. DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

     (a) "Affiliate[s]" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively.


     (b) "Agreement" means, individually or collectively, an Option Agreement, a Performance Award Agreement, or a Restricted Stock Agreement.


     (c) "Award" means, individually or collectively, an Option, a Restricted Stock Award, or a Performance Award.

     (d) "Board" means the Board of Directors of the Company.

     (e) "Change of Control" means the occurrence of any of the following events: (i) a change in control is reported by the Company in response to Item 1 of Form 8-K (or any successor item of Form 8-K or any similar item of any other report required to be filed by the Company under the 1934 Act); (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.
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     (f) "Change of Control Value" shall mean (i) the per share price offered to shareholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction involving the Company, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than in (i) or (ii) above, the fair market value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     (g) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

     (h) "Committee" means the Stock Option Committee of the Board which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 and (ii) constituted solely of "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder.

     (i) "Company" means Howell Corporation and any successors thereto.

     (j) "Director" means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

     (k) An "employee" means any person (including an officer or a Director but excluding a non-employee Director) in an employment relationship with the Employer.

     (l) "Employer" means the Company, an Affiliate or any Subsidiary.

     (m) "Fair Market Value" means, with respect to a share of Stock as of any specified date, the closing price of the Stock as reported in The Wall Street Journal's New York Stock Exchange ("NYSE") - Composite Transactions listing for such day (corrected for obvious typographical errors), or if the shares are listed for trading on the NYSE but no closing price is reported in such listing for such day, then the last reported closing price for such shares on the NYSE, or if such shares are not listed or traded on the NYSE, the closing sales price on any national securities exchange on which the Stock is traded, or if the Stock is not traded on any national securities exchange, then the mean of the reported high and low sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the mean between the closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Committee in good faith.

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     (n) "Forfeiture Restrictions" means with regard to shares of Stock that are subject to a Restricted Stock Award, restrictions placed on a Holder's disposition of such shares under certain circumstances or an obligation of a Holder to forfeit and surrender such shares under certain circumstances.

     (o) "Holder" means an employee, officer or consultant who has been granted an Award.

     (p) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     (q) "1988 Plan" means the 1988 Stock Option Plan of Howell Corporation.

     (r) "1997 Plan" means the Howell Corporation 1997 Nonqualified Stock Option Plan.

     (s) "Option" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an incentive stock option within the meaning of section 422(b) of the Code.

     (t) "Optionee" means a Holder who has been granted an Option.

     (u) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

     (v) "Option Plans" means both the 1988 Plan and the 1997 Plan.

     (w) "Performance Award" means an Award granted under Paragraph IX of the Plan.

     (x) "Performance Award Agreement" means a written agreement between the Company and a Holder with respect to a Performance Award.

     (y) "Plan" means the Howell Corporation Omnibus Stock Awards and Incentive Plan, as amended from time to time.

     (z) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

     (aa) "Restricted Stock Award" means an Award granted under Paragraph VIII of the Plan.

     (bb) "Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

     (cc) "Stock" means the common stock, $1.00 par value of the Company.

     (dd) "Subsidiary" means any corporation or entity of which more than 50% of the outstanding securities or ownership interests having ordinary voting power to elect a majority of the members of the Board of Directors, or persons in similar capacity of such corporation or entity, is, directly or indirectly owned by the Company.

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                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Company within twelve months thereafter. All awards granted under this Plan prior to shareholder approval of the Plan should be expressly subject to such approval. If the Plan is not approved by the shareholders within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                               IV. ADMINISTRATION

     (a) Committee. The Plan shall be administered by the Committee.

     (b) Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees, officers or consultants shall receive an Award, the time or times when such Award shall be made, whether an Option, a Restricted Stock Award or a Performance Award shall be granted, the number of shares of Stock which may be issued under each Option, Restricted Stock Award, or the value of each Performance Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, officers and consultants, their present and potential contributions to the Employer's success and such other factors as the Committee in its discretion shall deem relevant.

     (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

     (d) Expenses. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons to assist the Committee in the carrying out of its duties hereunder.

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                          V. STOCK SUBJECT TO THE PLAN

     (a) Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more employees, officers or consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph X, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed a number of shares of Stock calculated as follows: (i) 50,000, plus (ii) the total number of shares of Stock subject to options which are outstanding under the Option Plans, which were granted to employees, and which expire or lapse under the terms of the Option Plans or related option agreements during the term of this Plan or which otherwise terminate or are cancelled, including but not limited to a relinquishment of an outstanding option for cash, without being exercised during the term of this Plan; provided, however that the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 884,076, subject to any adjustments under Paragraph X. The shares subject to this Plan shall consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired and held by the Company, and such number of shares shall be and is hereby reserved for such purpose. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is to only be paid in cash or is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award.

     (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

                                VI. ELIGIBILITY

     Awards may be granted only to persons who, at the time of grant, are employees, officers or consultants of the Company and its Subsidiaries. Awards under this Plan may not be granted to any Director who is not an employee. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Option, a Restricted Stock Award, a Performance Award, or any combination thereof.

                               VII. STOCK OPTIONS

     (a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

     (b) Limitations on Exercise of Option. No more than 884,076 shares of Stock may be subject to an Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

     (c) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. An Option Agreement may provide for the payment of the option price, in whole or in part, in cash or by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option shall specify the effect of termination of employment or service on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the brokerage firm to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

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     (d)  Option  Price and  Notice of  Exercise.  The price at which a share of
Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided that (i) such purchase price shall not be less than the Fair Market Value of Stock on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Paragraph X. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company.

     (e) Stockholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

     (f) Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees, officers or consultants as a result of a merger or consolidation of the employing corporation with the Company, an Affiliate, or any Subsidiary, or the acquisition by the Company, an Affiliate or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company, an Affiliate or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

                         VIII. RESTRICTED STOCK AWARDS

     (a) Restricted Stock Awards. A Restricted Stock Award shall be represented by a certificate of Stock registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the Stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award.

     (b) Forfeiture Restrictions to be Established by the Committee. The Forfeiture Restrictions on shares of Stock that are the subject of a Restricted Stock Award shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of targets established by the Committee that may be based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on shareholders' equity achieved by the Company, or (6) the Company's pre-tax cash flow from operations, (ii) the Holder's continued employment with the Employer for a specified period of time,
(iii) a combination  of any two or more of the factors listed in clauses (i) and
(ii) of this sentence or (iv) any other factors or conditions as determined by the Committee in its sole discretion. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by this Paragraph VIII or Paragraph X.

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     (c) Other Terms and Conditions. No more than 200,000 shares of Stock may be used for Restricted Stock Awards. At the time of a Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or the termination of service of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

     (d) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

     (e) Agreements. At the time any Award is made under this Paragraph VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby, and, in addition such matters as set forth in Paragraph VIII(b) as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                             IX. PERFORMANCE AWARDS

     (a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

     (b) Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award. No more than 200,000 shares of Stock may be used for Performance Awards.

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     (c)  Performance  Measures.  A  Performance  Award  shall be awarded  to an employee contingent upon future performance of the employee, the Company, an Affiliate, any Subsidiary, or any division or department thereof by or in which he is employed during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes. The performance measures established by the Committee may be based on (i) the price of a share of Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Committee, (v) the return on shareholders' equity achieved by the Company, or
(vi) the Company's pre-tax cash flow from operations, (vii) a combination of any two or more of the factors listed in clauses (i) through (vi) of this sentence or (viii) any other factors or conditions as determined by the Committee in its sole discretion.

     (d) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account an employee, officers or consultant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

     (e) Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

     (f) Termination of Employment or Service. A Performance Award shall terminate if the Holder does not remain continuously in the employ or service of the Employer at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

     (g) Agreements. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and, in addition such matters as set forth in Paragraph IX(c) as the Committee may determine to be appropriate. The terms and provisions of the Performance Award Agreements need not be identical.

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                     X. RECAPITALIZATION OR REORGANIZATION

     (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of such shares of Stock or other capital readjustment, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

     (c) The Committee may, in its sole discretion, at the time an Award is granted or by amendment of the Award thereafter, provide that such Award shall become fully exercisable upon a Change of Control. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified reasonable number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over any exercise price or purchase price paid, if applicable. If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange shareholders of the Company receive any shares of Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its shareholders, there shall be substituted for the shares subject to the unexercised portions of outstanding Options granted hereunder an appropriate number of shares of (i) each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or (ii) in the case of a Spin Off, the securities distributed to shareholders of the Company together with shares of Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code; provided, however, that all such Options may be canceled by the Company as of the effective date of (x) a reorganization, merger, consolidation, plan of exchange or Spin Off or (y) any dissolution or liquidation of the Company, by giving notice to each Holder or his personal representative of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to such outstanding Options, without regard to the installment provisions set forth in the Option Agreements; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and canceling Options as contemplated above, elect (i) to reduce the purchase price for each share of Stock subject to an outstanding Option by an amount equal to the fair market value of the securities distributed in respect of each outstanding share of Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Stock subject to each Option in order to reflect the economic benefits inuring to the shareholders of the Company as a result of the Spin Off.

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
     (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph X, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its reasonable discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be reasonable and conclusive.

     (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

     (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   XI. AMENDMENT AND TERMINATION OF THE PLAN

     Except as set forth herein, the Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. Except as set forth herein, the Board shall have the right to alter or amend the Plan or any part thereof from time to time. Neither a termination of the Plan nor a change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder). The Board may not, without approval of the shareholders, amend the Plan:

     (a) to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Paragraph X;

     (b) to change the class of persons eligible to receive Awards;

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
     (c) to extend the maximum period during which Awards may be granted under the Plan;

     (d) to extend the expiration date of the Plan;

     (e) to decrease to any extent the price at which Awards may be granted under the Plan, except as provided in Paragraph X; or

     (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                               XII. MISCELLANEOUS

     (a) No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee, officer or consultant any right to be granted an Award to purchase Stock, a Restricted Stock Award, or a Performance Award, or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, a Restricted Stock Agreement, or a Performance Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

     (b) Holders' Rights Unsecured. The right of a Holder to receive Stock, cash or any other payment under this Plan shall be an unsecured claim against the general assets of the Company. The Company may, but shall not be obligated to, acquire shares of Stock from time to time in anticipation of its obligations under this Plan, but a Holder shall have no right in or against any shares of Stock so acquired. All Stock shall constitute the general assets of the Company and may be disposed of by the Company at such time and for such purposes as it deems appropriate.

     (c) Agreement Controls. No discretionary action by the Committee as set forth herein shall amend or supersede the express terms of any Agreement.

     (d) No Employment Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with any Employer or (ii) interfere in any way with the right of any Employer to terminate an employee's employment at any time.

     (e) Other Laws;  Withholding.  The Company  shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Unless the Awards and Stock covered by this Plan have been registered under the Securities Act of 1933, or the Company has determined that such registration is unnecessary, each Holder exercising an Award under this Plan may be required by the Company to give representation in writing that such Holder is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

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
     (f) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company, an Affiliate or any Subsidiary from taking any corporate action which is deemed by the Company, an Affiliate or any Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Holder, beneficiary or other person shall have any claim against the Company, an Affiliate or any Subsidiary as a result of any such action.

     (g) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable by the Holder of such Award or the Holder's guardian or legal representative in accordance with the terms of the Option Agreement, Restricted Stock Agreement, or Performance Award Agreement.

     (h) Beneficiary Designation. Each Holder may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Holder, shall be in a form prescribed by the Committee, and will be effective only when filed by the Holder in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Holder's death shall be paid to his estate.

     (i) Rule 16b-3. It is intended that the grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

     (j) Section 162(m). If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of
Section 162(m) of the Code so that Options granted hereunder and, if determined by the Committee, Restricted Stock Awards and Performance Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

     (k) Indemnification. Each person who is or shall have been a member of the Committee or of the Board and any employee delegated authority hereunder shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company prompt written notice of any such action, suit or proceeding, and an opportunity, at its own expense, to handle, defend and/or settle the same before he undertakes to handle, defend and/or settle it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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
     (l) Governing Law. This Plan shall be construed in accordance with the laws of the State of Delaware and applicable federal law.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Howell Corporation has caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of the date of the adoption of the Plan by the Board, being March 16, 1999.

                                     HOWELL CORPORATION



                               By:    /s/ ROBERT T. MOFFETT
                               ----------------------------
                                    Robert T. Moffett
                                     Vice President



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